Schedule of Investments PIMCO Income Strategy Fund	September 30, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 96.7% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 31.2%
Air Canada 6.166% (TSFR1M + 2.000%) due 03/21/2031 ~		$99	$99
AL GCX Holdings LLC 6.223% (TSFR1M + 2.000%) due 05/17/2029 ~		1,448	1,447
AP Core Holdings II LLC 9.778% (TSFR1M + 5.500%) due 09/01/2027 ~		6,967	6,795
Asurion LLC 8.263% (TSFR1M + 4.000%) due 08/19/2028 ~		1,696	1,701
Auris Luxembourg III SARL
7.819% (TSFR3M + 3.500%) due 02/28/2029 ~		99	99
Bausch & Lomb Corp. 8.413% (TSFR1M + 4.250%) due 01/15/2031 ~		299	300
Bausch Health Cos., Inc. 10.413% (TSFR1M + 6.250%) due 10/08/2030 ~		1,995	1,971
BDO USA PC 9.223% (TSFR1M + 5.000%) due 08/31/2028 «~		1,337	1,348
Cengage Learning, Inc. 7.666% - 7.698% (TSFR1M + 3.500%) due 03/24/2031 ~		792	791
Central Parent, Inc. 7.252% (TSFR3M + 3.250%) due 07/06/2029 ~		2,878	2,497
Charlotte Buyer, Inc. 8.425% (TSFR1M + 4.250%) due 02/11/2028 ~		1,696	1,695
Clover Holdings SPV III LLC 15.000% due 12/09/2027		124	127
Coreweave Compute Acquisition Co. IV LLC TBD% - 10.723% (TSFR3M + 6.000%) due 05/16/2029 «~µ		3,200	3,293
Databricks, Inc.
TBD% - 1.000% due 01/03/2031 «µ		91	91
TBD% - 1.000% (TSFR1M + 4.500%) due 01/03/2031 «~		409	417
DirecTV Financing LLC 9.570% (TSFR3M + 5.000%) due 08/02/2027 ~		37	37
DTI Holdco, Inc. 8.163% (TSFR1M + 4.000%) due 04/26/2029 ~		2,494	2,229
Encina Private Credit LLC TBD% - 8.333% due 11/30/2025 «µ		599	581
Endure Digital, Inc. 7.838% (TSFR1M + 3.500%) due 02/10/2028 «~		1,188	861
Envalior Finance GmbH 7.526% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	1,100	1,223
Envision Healthcare Corp.
12.230% (TSFR3M + 7.875%) due 07/20/2026 «~		$542	542
12.230% (TSFR3M + 7.875%) due 11/03/2028 «~		6,894	7,101
Finastra USA, Inc.
TBD% (TSFR3M + 7.250%) due 09/13/2029 ~		150	151
First Brands Group LLC
TBD% - 9.570% due 03/30/2027 ^(d)		790	287
TBD% - 9.570% (TSFR3M + 5.000%) due 03/30/2027 ^~(d)		790	288
Forward Air Corp. 8.810% (TSFR3M + 4.500%) due 12/19/2030 ~		219	219
Foundation Building Materials Holding Co. LLC 7.820% (TSFR3M + 3.250%) due 01/31/2028 ~		1,687	1,691
Galaxy U.S. Opco, Inc. (10.058% Cash) 10.058% (TSFR3M + 5.750%) due 07/31/2030 ~		1,785	1,631
Gateway Casinos & Entertainment Ltd. 10.276% (TSFR3M + 6.250%) due 12/18/2030 ~		3,163	3,166
Guardian
TBD% - 1.000% due 08/29/2032 «µ		100	100
TBD% - 1.000% (TSFR3M + 5.500%) due 08/29/2032 «~		600	594
iHeartCommunications, Inc. 10.053% (TSFR1M + 5.775%) due 05/01/2029 ~		302	264
Ivanti Software, Inc. 9.051% - 9.752% (TSFR3M + 4.750%) due 06/01/2029 ~		2,258	1,887
J&J Ventures Gaming LLC 9.278% (TSFR1M + 5.000%) due 04/26/2028 «~		782	790
Lealand Finance Co. BV 7.278% (TSFR1M + 3.000%) due 06/30/2027 ~		40	33
Lealand Finance Co. BV (5.278% Cash) 5.278% - 5.728% due 12/31/2027 ~		214	154
Magenta Security Holdings LLC 11.318% (TSFR3M + 6.750%) due 07/27/2028 ~		59	49
Magenta Security Holdings LLC (10.818% Cash) 10.818% (TSFR3M + 6.250%) due 07/27/2028 ~		276	57

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Magenta Security Holdings LLC (11.568% Cash) 11.568% (TSFR3M + 7.000%) due 07/27/2028 ~		78	34
McAfee LLC 7.223% (TSFR1M + 3.000%) due 03/01/2029 ~		499	478
Mercury Aggregator LP (19.000% PIK) 19.000% due 04/03/2026 «(c)		1,123	331
MH Sub I LLC 8.252% (TSFR3M + 4.250%) due 05/03/2028 ~		1,691	1,631
MI Windows & Doors LLC 6.913% (TSFR1M + 2.750%) due 03/28/2031 ~		99	99
MPH Acquisition Holdings LLC
8.058% (TSFR3M + 3.750%) due 12/31/2030 ~		511	511
9.170% (TSFR3M + 4.600%) due 12/31/2030 ~		4,235	3,903
Obol France 3 SAS 7.193% (EUR006M + 5.000%) due 12/31/2028 ~	EUR	2,717	3,142
OCS Group Holdings Ltd. 9.961% due 11/28/2031	GBP	1,600	2,153
Ontario Gaming GTA LP 8.240% (TSFR3M + 4.250%) due 08/01/2030 ~		$99	96
Padagis LLC 9.290% (TSFR3M + 4.750%) due 07/06/2028 «~		1,631	1,460
Peraton Corp. 8.013% (TSFR1M + 3.750%) due 02/01/2028 ~		1,984	1,678
Poseidon Bidco SASU 7.000% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	1,600	883
Primo Brands Corp. 6.252% (TSFR3M + 2.250%) due 03/31/2028 ~		$295	295
Promotora de Informaciones SA 7.494% (EUR003M + 5.470%) due 12/31/2029 «~	EUR	11,414	13,200
QuidelOrtho Corp. 8.002% (TSFR3M + 4.000%) due 08/20/2032 ~		$2,500	2,490
RealPage, Inc. 7.263% (TSFR3M + 3.000%) due 04/24/2028 ~		1,402	1,400
Red Ventures LLC 6.913% (TSFR1M + 2.750%) due 03/04/2030 ~		1,696	1,602
SCUR-Alpha 1503 GmbH 9.808% (TSFR3M + 5.500%) due 03/29/2030 ~		2,154	1,991
Spa Holdings 3 OY 8.513% (TSFR3M + 4.250%) due 05/23/2030 ~		2,000	2,004
Steenbok Lux Finco 2 SARL 1TBD% due 06/30/2026	EUR	7,120	2,543
Stepstone Group MidCo 2 GmbH 8.608% (TSFR3M + 4.500%) due 12/19/2031 ~		$2,000	1,902
Subcalidora 2 7.750% (EUR003M + 5.750%) due 08/14/2029 «~	EUR	1,566	1,848
Syniverse Holdings, Inc. 11.002% (TSFR3M + 7.000%) due 05/13/2027 ~		$4,798	4,695
Trident TPI Holdings, Inc. 7.752% (TSFR3M + 3.750%) due 09/15/2028 ~		1,696	1,668
U.S. Renal Care, Inc. 9.278% (TSFR1M + 5.000%) due 06/28/2028 ~		9,447	9,044
Unicorn BAY 13.000% due 12/31/2026 «	HKD	19,427	2,528
Vistra Zero Operating Co. LLC 6.163% (TSFR1M + 2.000%) due 04/30/2031 ~		$199	197
Westmoreland Coal Co. 8.000% due 03/15/2029 «		764	309
X Corp.
9.500% due 10/26/2029		500	502
10.958% (TSFR3M + 6.500%) due 10/26/2029 ~		4,811	4,726

Total Loan Participations and Assignments (Cost $120,879)			115,949

CORPORATE BONDS & NOTES 31.9%
BANKING & FINANCE 7.8%
Armor Holdco, Inc. 8.500% due 11/15/2029		2,000	1,997
Banca Monte dei Paschi di Siena SpA 10.500% due 07/23/2029	EUR	1,442	2,110
Barclays PLC
6.490% due 09/13/2029 •		$200	212
6.692% due 09/13/2034 •		300	332
7.437% due 11/02/2033 •		970	1,113
BOI Finance BV 7.500% due 02/16/2027	EUR	1,500	1,812
CaixaBank SA 6.840% due 09/13/2034 •		$200	223
CBRE Services, Inc. 5.950% due 08/15/2034		400	427
Claveau Re Ltd. 4.004% (T-BILL 3MO + 0.100%) due 07/08/2028 «~		192	0
Credicorp Capital Sociedad Titulizadora SA 10.100% due 12/15/2043	PEN	500	155

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Credit Suisse AG AT1 Claim		$3,840	499
FS KKR Capital Corp. 7.875% due 01/15/2029 (k)		2,000	2,102
GSPA Monetization Trust 6.422% due 10/09/2029		838	845
Hestia Re Ltd. 4.004% (T-BILL 1MO + 0.100%) due 04/22/2029 ~		13	8
Integrity Re Ltd. 26.703% (T-BILL 1MO + 22.796%) due 06/08/2026 ~		1,000	1,116
JAB Holdings BV
3.750% due 05/28/2051		250	174
4.500% due 04/08/2052		100	79
Kona Spc Ltd. 5.718% due 09/15/2026 «•	EUR	1,000	1,174
Long Walk Reinsurance Ltd. 14.142% (T-BILL 3MO + 10.240%) due 01/30/2031 ~		$400	407
Nuveen Churchill Direct Lending Corp. 6.650% due 03/15/2030 (k)		2,000	2,066
Sammons Financial Group, Inc. 6.875% due 04/15/2034		100	110
Sanders Re III Ltd. 16.224% (BRMMUSDF + 12.320%) due 04/09/2029 ~		714	446
Societe Generale SA 6.691% due 01/10/2034 •		400	436
Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	3,784	1,167
UBS Group AG
6.537% due 08/12/2033 •		$250	276
9.016% due 11/15/2033 •		250	313
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6.000% due 01/15/2030		4,868	4,412
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC 6.500% due 02/15/2029		1,400	1,316
Ursa Re Ltd. 13.154% (JMMMUSTF + 9.250%) due 12/07/2028 ~		400	418
VICI Properties LP/VICI Note Co., Inc.
3.875% due 02/15/2029		1,800	1,759
4.500% due 01/15/2028		1,280	1,279
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		1,737	0
Winston RE Ltd. 14.114% (BNMMDTSC + 10.210%) due 02/26/2031 ~		250	269

			29,052

INDUSTRIALS 18.1%
1261229 BC Ltd. 10.000% due 04/15/2032		500	513
ams-OSRAM AG 12.250% due 03/30/2029		1,000	1,077
Beignet 6.850% due 06/01/2049 «(b)		5,550	5,550
Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	600	701
5.500% due 01/15/2028		$618	604
CVS Pass-Through Trust 7.507% due 01/10/2032		250	266
DISH DBS Corp.
5.250% due 12/01/2026		3,520	3,462
5.750% due 12/01/2028		3,560	3,416
Ecopetrol SA 8.375% due 01/19/2036		200	207
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.750% due 01/15/2030		1,600	1,503
Flora Food Management BV 6.875% due 07/02/2029	EUR	800	941
Ford Motor Co. 7.700% due 05/15/2097		$4,805	5,079
goeasy Ltd. 7.375% due 10/01/2030		1,800	1,810
Great Canadian Gaming Corp./Raptor LLC 8.750% due 11/15/2029		100	99
Grupo Nutresa SA 8.000% due 05/12/2030		700	751
HCA, Inc. 7.500% due 11/15/2095		1,050	1,170
Incora Intermediate II LLC 0.000% (SOFRRATE + 8.000%) due 01/31/2030 «~		4,776	4,775
Incora Top Holdco LLC 6.000% due 01/30/2033 «~(j)		3,432	5,553
JetBlue Airways Corp./JetBlue Loyalty LP 9.875% due 09/20/2031 (k)		1,700	1,726
LifePoint Health, Inc.
9.875% due 08/15/2030		400	434
11.000% due 10/15/2030		1,400	1,545

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC 6.750% due 04/01/2032		100	103
New Albertsons LP 6.570% due 02/23/2028		2,800	2,833
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		500	312
11.750% due 10/15/2028 «		300	213
Nissan Motor Co. Ltd. 7.500% due 07/17/2030		400	420
Olympus Water U.S. Holding Corp. 5.375% due 10/01/2029 (k)	EUR	1,400	1,569
Petroleos Mexicanos
6.700% due 02/16/2032		$830	823
6.840% due 01/23/2030		400	407
8.750% due 06/02/2029		765	825
Topaz Solar Farms LLC
4.875% due 09/30/2039		743	654
5.750% due 09/30/2039 (k)		3,625	3,677
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC 9.500% due 05/15/2030		400	392
Transocean International Ltd. 8.250% due 05/15/2029		1,500	1,480
U.S. Renal Care, Inc. 10.625% due 06/28/2028		843	737
Ubisoft Entertainment SA 0.878% due 11/24/2027	EUR	900	987
Valaris Ltd. 8.375% due 04/30/2030		$356	370
Vale SA 0.000% due 12/29/2049 ~(h)	BRL	60,000	4,047
Venture Global LNG, Inc.
9.500% due 02/01/2029		$800	882
9.875% due 02/01/2032 (k)		1,200	1,307
Viridien 10.000% due 10/15/2030		2,450	2,520
Vital Energy, Inc. 7.875% due 04/15/2032 (k)		100	97
Vmed O2 U.K. Financing I PLC 7.750% due 04/15/2032		700	736
Yinson Boronia Production BV 8.947% due 07/31/2042		785	875

			67,448

UTILITIES 6.0%
FORESEA Holding SA 7.500% due 06/15/2030		467	457
NGD Holdings BV 6.750% due 12/31/2026		143	131
OI SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (c)		7,066	4,663
OI SA (8.500% PIK) 8.500% due 12/31/2028 (c)		15,147	454
Pacific Gas & Electric Co.
4.000% due 12/01/2046		1,004	758
4.200% due 03/01/2029		900	893
4.450% due 04/15/2042		322	271
4.750% due 02/15/2044		1,826	1,566
4.950% due 07/01/2050		2,172	1,865
Peru LNG SRL 5.375% due 03/22/2030		3,600	3,458
Qwest Corp. 7.750% due 05/01/2030		7,000	6,947
Vistra Operations Co. LLC 6.950% due 10/15/2033		800	893

			22,356

Total Corporate Bonds & Notes (Cost $132,285)			118,856

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		1,600	1,550

Total Convertible Bonds & Notes (Cost $1,600)			1,550

MUNICIPAL BONDS & NOTES 0.8%
MICHIGAN 0.3%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		1,293	1,018

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

WEST VIRGINIA 0.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)		21,900	2,047

Total Municipal Bonds & Notes (Cost $3,958)			3,065

U.S. GOVERNMENT AGENCIES 1.8%
Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates
0.700% due 11/25/2055 ~(a)		15,491	944
6.154% due 11/25/2055 «~		3,676	2,440
Federal Home Loan Mortgage Corp. REMICS
1.060% due 11/15/2040 •		98	87
3.000% due 11/15/2033 (a)		439	16
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
2.153% due 08/25/2057 ~		467	143
2.303% due 08/25/2058 ~		473	185
3.475% due 05/25/2057 ~		277	127
3.621% due 10/25/2058 ~		482	217
4.833% due 02/25/2059 ~		565	254
5.461% due 05/25/2064 ~		299	147
Federal Home Loan Mortgage Corp. STACR REMICS Trust 12.156% due 11/25/2041 •		1,900	2,015
Federal National Mortgage Association REMICS
1.579% due 02/25/2049 •(a)		169	19
1.590% due 12/25/2040 •		114	116
3.500% due 12/25/2032 - 12/25/2049 (a)		932	92
4.000% due 11/25/2042 (a)		482	48

Total U.S. Government Agencies (Cost $7,047)			6,850

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.5%
Banc of America Funding Trust 6.000% due 08/25/2036		296	276
BCAP LLC Trust
3.817% due 03/27/2036 ~		527	362
4.480% due 03/26/2037 þ		287	475
Bear Stearns ALT-A Trust
4.475% due 11/25/2036 ~		124	63
4.592% due 06/25/2046 •		651	599
4.644% due 09/25/2035 ~		91	39
Bear Stearns ALT-A Trust II 4.215% due 09/25/2047 ~		1,607	762
CALI Mortgage Trust 3.957% due 03/10/2039		1,100	1,056
CD Mortgage Trust 5.688% due 10/15/2048		121	114
Chase Mortgage Finance Trust
4.838% due 12/25/2035 ~		1	1
6.000% due 02/25/2037		297	114
6.000% due 07/25/2037		204	89
6.250% due 10/25/2036		512	186
CHL Mortgage Pass-Through Trust
5.388% due 02/20/2035 ~		1	1
5.500% due 10/25/2035		141	75
6.250% due 09/25/2036		157	55
CLNY Trust
6.613% due 11/15/2038 •		1,100	1,064
7.309% due 11/15/2038 •		1,600	1,485
Countrywide Alternative Loan Trust
4.622% due 05/25/2037 •		131	40
5.500% due 03/25/2035		97	40
5.500% due 12/25/2035		832	416
5.750% due 01/25/2035		41	41
6.000% due 02/25/2035		103	85
6.000% due 08/25/2036 •		115	64
6.000% due 12/25/2036		1,312	355
6.000% due 04/25/2037		349	152
6.250% due 11/25/2036		180	132
6.250% due 12/25/2036 •		615	249
6.500% due 08/25/2036		184	53
6.570% due 04/25/2036 ~		56	53
Countrywide Alternative Loan Trust Resecuritization
6.000% due 05/25/2036		648	355
6.000% due 08/25/2037 ~		332	169
CSMC Trust
3.904% due 11/10/2032 ~		1,000	163
8.794% due 07/15/2032 •		3,147	3,133
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust 4.672% due 06/25/2037 •		1,923	1,702
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 6.222% due 06/25/2034 •		1,842	1,854
Eurosail-U.K. PLC 8.105% due 06/13/2045 •	GBP	239	267

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

GSR Mortgage Loan Trust 6.000% due 02/25/2036	$981	355
HarborView Mortgage Loan Trust
4.815% due 07/19/2035 ~	10	8
4.968% due 01/19/2035 •	15	14
Hilton USA Trust 2.828% due 11/05/2035	1,400	1,174
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037	1,642	497
JP Morgan Alternative Loan Trust
4.157% due 03/25/2037 ~	317	276
4.608% due 03/25/2036 ~	291	215
JP Morgan Chase Commercial Mortgage Securities Trust
5.739% due 07/05/2033 •	1,182	1,002
5.797% due 11/15/2035 •	1,300	1,123
6.147% due 11/15/2035 •	600	444
6.498% due 02/15/2035 •	823	797
8.448% due 02/15/2035 •	1,892	1,807
JP Morgan Mortgage Trust
5.466% due 02/25/2036 ~	64	42
5.485% due 01/25/2037 ~	63	53
Lehman XS Trust 4.712% due 06/25/2047 •	307	290
Merrill Lynch Mortgage Investors Trust 4.440% due 03/25/2036 ~	441	217
Morgan Stanley Capital I Trust 8.798% due 11/15/2034 •	1,200	1,146
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ~	1,917	487
Morgan Stanley Residential Mortgage Loan Trust
0.325% due 01/25/2070 ~(a)	3,669	18
1.358% due 01/25/2070 ~(a)	3,669	139
7.141% due 01/25/2070 ~	200	193
Residential Asset Securitization Trust
5.750% due 02/25/2036	372	123
6.000% due 07/25/2037	1,784	650
6.250% due 09/25/2037	1,165	433
RFMSI Trust
6.000% due 09/25/2036	38	30
6.000% due 06/25/2037	537	429
Soho Trust 2.786% due 08/10/2038 ~	2,940	2,430
STARM Mortgage Loan Trust
5.958% due 02/25/2037 ~	28	24
6.236% due 04/25/2037 ~	130	61
Structured Adjustable Rate Mortgage Loan Trust
4.322% due 01/25/2036 ~	365	197
5.095% due 11/25/2036 ~	284	217
Verus Securitization Trust 7.782% due 06/25/2069 ~	500	502
WaMu Mortgage Pass-Through Certificates Trust
3.866% due 10/25/2036 ~	124	110
3.943% due 12/25/2046 •	142	130
4.108% due 02/25/2037 ~	100	86
5.172% due 10/25/2045 •	1,498	1,307
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037	11	10
WSTN Trust
7.958% due 07/05/2037 ~	800	814
8.748% due 07/05/2037 ~	800	806
10.174% due 07/05/2037 ~	600	609

Total Non-Agency Mortgage-Backed Securities (Cost $38,845)		35,404

ASSET-BACKED SECURITIES 8.9%
AUTOMOBILE SEQUENTIAL 1.4%
CPS Auto Securitization Trust 11.000% due 06/16/2032 «	4,972	5,057

HOME EQUITY OTHER 2.0%
Argent Securities Trust 4.652% due 03/25/2036 •	5,520	3,094
Citigroup Mortgage Loan Trust, Inc. 4.572% due 12/25/2036 •	2,460	925
Merrill Lynch Mortgage Investors Trust 4.592% due 04/25/2037 •	157	74
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ~	177	98
Ownit Mortgage Loan Trust 4.767% due 03/25/2037 •	2,311	2,417
People's Choice Home Loan Securities Trust 5.157% due 06/25/2034 •	344	329

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Renaissance Home Equity Loan Trust 7.238% due 09/25/2037 þ		1,021	402

			7,339

HOME EQUITY SEQUENTIAL 0.2%
Morgan Stanley Mortgage Loan Trust 4.512% due 04/25/2037 •		2,344	616

WHOLE LOAN COLLATERAL 0.9%
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036		214	74
First Franklin Mortgage Loan Trust 5.142% due 06/25/2036 •		1,474	1,397
Residential Asset Mortgage Products Trust 4.832% due 09/25/2036 •		78	73
Securitized Asset-Backed Receivables LLC Trust 4.552% due 05/25/2036 •		3,510	1,900

			3,444

OTHER ABS 4.4%
ABSLT DE LLC 12.635% due 05/20/2033 «~		5,300	5,386
Adagio VI CLO DAC 0.000% due 04/30/2031 ~	EUR	1,306	355
Apidos CLO XXVIII Ltd. 0.000% due 10/20/2038 ~		$2,534	935
Avoca CLO XX DAC 0.000% due 07/15/2032 ~	EUR	1,070	907
Belle Haven ABS CDO Ltd. 7.750% due 07/05/2046 •		$85,896	198
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	200
0.000% due 03/31/2038 ~		814	498
College Avenue Student Loans Trust
0.000% due 06/25/2054 «(f)		5	2,675
6.610% due 06/25/2054		626	650
8.660% due 06/25/2054		902	964
Deutsche Bank AG 0.000% due 01/21/2035 «•		500	500
Dryden 58 CLO Ltd. 0.000% due 07/17/2031 ~		5,689	406
Marlette Funding Trust
0.000% due 07/16/2029 «(f)		6	0
0.000% due 03/15/2030 «(f)		3	4
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(f)		1	460
SLM Student Loan Trust 0.000% due 01/25/2042 «(f)		2	374
Taberna Preferred Funding V Ltd. 4.963% due 08/05/2036 •		2,150	1,956

			16,468

Total Asset-Backed Securities (Cost $51,077)			32,924

SOVEREIGN ISSUES 2.1%
Argentina Bonar Bonds 0.750% due 07/09/2030 þ		1,388	711
Argentina Republic Government International Bonds
1.000% due 07/09/2029		293	213
4.125% due 07/09/2046 þ		110	58
5.000% due 01/09/2038 þ		6,188	3,490
Dominican Republic Central Bank Notes 13.000% due 01/30/2026	DOP	7,800	126
Dominican Republic International Bonds 10.750% due 06/01/2036		21,000	366
Ghana Government International Bonds
0.000% due 07/03/2026 (f)		$14	14
0.000% due 01/03/2030 (f)		44	38
5.000% due 07/03/2029 þ		218	213
5.000% due 07/03/2035 þ		313	265
Peru Government International Bonds
6.900% due 08/12/2037	PEN	900	271
6.950% due 08/12/2031		161	51
Romania Government International Bonds
5.375% due 03/22/2031	EUR	190	227
5.500% due 09/18/2028		500	617
6.375% due 09/18/2033		500	616
Turkiye Government Bonds 42.493% (BISTREFI) due 05/17/2028 ~	TRY	13,466	319

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Venezuela Government International Bonds 9.250% due 09/15/2027 ^(d)	$151	37

Total Sovereign Issues (Cost $7,989)		7,632

	SHARES
COMMON STOCKS 7.7%
COMMUNICATION SERVICES 0.7%
Clear Channel Outdoor Holdings, Inc. (e)	261,329	413
iHeartMedia, Inc. Class A (e)	62,317	179
iHeartMedia, Inc. Class B «(e)	48,387	122
OI SA (e)	2,396,619	239
Promotora de Informaciones SA Class A (e)	130,203	56
SES SA «(e)	113,713	1,353
Uniti Group, Inc. (e)	59,579	365

		2,727

CONSUMER DISCRETIONARY 0.0%
West Marine «(e)(j)	1,500	9

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(e)(j)	12,793,342	0

FINANCIALS 1.8%
Banca Monte dei Paschi di Siena SpA	523,500	4,634
Intelsat SA «(e)(j)	113,713	0
MNSN Holdings, Inc. (e)(j)	1,675	100
Unity Bancorp, Inc. «(e)	326,125	1,833
XBP Global Holdings, Inc. (e)	3,253	3

		6,570

HEALTH CARE 3.3%
AmSurg Corp. «(e)(j)	275,005	12,416

INDUSTRIALS 1.9%
Drillco Holdings Luxembourg SA «(j)	26,444	573
Foresea Holdings SA «	10,980	238
Incora New Equity «(e)(j)	155,272	6,233
Westmoreland Mining Holdings «(e)(j)	25,226	9
Westmoreland Mining LLC «(e)(j)	46,156	52

		7,105

Total Common Stocks (Cost $31,887)		28,827

WARRANTS 0.1%
CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/11/2028 «	195	0

FINANCIALS 0.1%
Windstream Holdings II LLC - Exp. 10/25/2059 «	63,531	356

Total Warrants (Cost $387)		356

PREFERRED SECURITIES 1.7%
BANKING & FINANCE 1.0%
ADLER Group SA «	675,204	0
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(h)	35,000	31
Cooperatieve Rabobank UA 6.500% þ(h)	1,246,400	1,686
Windstream Holdings II LLC 11.000% «(e)	2,081	2,081

		3,798

INDUSTRIALS 0.7%
Clover Holdings, Inc. 0.000% «(j)	7,609	149
SVB Financial Trust
0.000% due 11/07/2032 (f)	13,600	2
11.000% due 11/07/2032	1,910	1,041

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Syniverse Holdings, Inc. 12.500% «(j)	1,475,734	1,439

		2,631

Total Preferred Securities (Cost $6,415)		6,429

REAL ESTATE INVESTMENT TRUSTS 0.4%
REAL ESTATE 0.4%
VICI Properties, Inc.	45,844	1,495

Total Real Estate Investment Trusts (Cost $308)		1,495

SHORT-TERM INSTRUMENTS 0.2%
MUTUAL FUNDS 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.200% (i)	220,775	221

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.1%
4.014% due 12/11/2025 (f)(g)(n)	$344	341

Total Short-Term Instruments (Cost $562)		562

Total Investments in Securities (Cost $403,239)		359,899

	SHARES
INVESTMENTS IN AFFILIATES 6.1%
SHORT-TERM INSTRUMENTS 6.1%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%
PIMCO Short-Term Floating NAV Portfolio III	2,337,748	22,767

Total Short-Term Instruments (Cost $22,747)		22,767

Total Investments in Affiliates (Cost $22,747)		22,767

Total Investments 102.8% (Cost $425,986)		$382,666
Financial Derivative Instruments (l)(m) 0.1%(Cost or Premiums, net $(1,859))		201
Other Assets and Liabilities, net (2.9)%		(10,769)

Net Assets Applicable to Common Shareholders 100.0%		$372,098

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Coupon represents a 7-Day Yield.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

AmSurg Corp.	11/02/2023 - 11/06/2023	$11,491	$12,416	3.34%
Clover Holdings, Inc.	12/09/2024	114	149	0.04
Drillco Holdings Luxembourg SA	06/08/2023	529	573	0.15
Incora New Equity	01/31/2025	7,542	6,233	1.67
Incora Top Holdco LLC 6.000% due 01/30/2033	01/31/2025 - 08/01/2025	3,433	5,553	1.49
Intelsat SA	06/19/2017 - 08/29/2025	3,990	0	0.00
MNSN Holdings, Inc.	03/16/2023 - 03/29/2023	19	100	0.03
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/30/2025	1,455	1,439	0.39
West Marine	09/12/2023	22	9	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	727	9	0.00
Westmoreland Mining LLC	06/30/2023 - 02/03/2025	231	52	0.01

$29,553	$26,533	7.12%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BRC	0.750%	06/11/2025	TBD(2)	EUR	(1,307)	$(1,539)
4.080	09/19/2025	TBD(2)	$(1,501)	(1,503)
CDC	4.460	09/15/2025	11/10/2025	(3,195)	(3,202)
4.660	09/25/2025	01/23/2026	(1,117)	(1,118)
IND	4.400	09/30/2025	12/24/2025	(3,200)	(3,200)
MSC	3.750	09/19/2025	10/31/2025	(76)	(76)

Total Reverse Repurchase Agreements	$(10,638)

(k)	Securities with an aggregate market value of $11,875 have been pledged as collateral under the terms of master agreements as of September 30, 2025.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2025 was $(13,246) at a weighted average interest rate of 4.547%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2025(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	0.500%	EUR	200	$14	$(6)	$8	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	0.783		1,986	76	46	122	0	0

							$90	$40	$130	$0	$0

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/17/2030	GBP	16,500	$(86)	$(9)	$(95)	$23	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		7,300	709	1,193	1,902	0	(13)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		3,700	412	280	692	0	(7)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		300	(1)	244	243	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		$1,000	0	20	20	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/15/2026		15,300	249	(370)	(121)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		4,900	(1)	186	185	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		21,600	(51)	(703)	(754)	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		2,730	0	100	100	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		10,900	(27)	(336)	(363)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		4,500	(1)	160	159	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/17/2027		18,000	(48)	(522)	(570)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		28,100	106	(630)	(524)	13	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		15,100	(3)	970	967	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	08/24/2028		16,100	(4)	1,048	1,044	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		49,900	1,404	(2,155)	(751)	30	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		14,500	(274)	98	(176)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		61,800	(6,367)	1,899	(4,468)	29	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		53,900	(504)	30	(474)	24	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2030		39,700	956	(303)	653	17	0
Receive	1-Day USD-SOFR Compounded-OIS	1.160	Semi-Annual	04/12/2031		1,400	0	185	185	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	04/12/2031		7,000	(14)	(826)	(840)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		36,300	2,460	3,052	5,512	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		20,100	(281)	2,430	2,149	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		12,500	(1,710)	269	(1,441)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		19,000	172	(395)	(223)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2035		9,300	782	(437)	345	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2044		75,300	(212)	5,713	5,501	0	(108)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		3,200	(22)	1,171	1,149	7	0

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050	8,400	(21)	3,368	3,347	19	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050	8,800	(34)	3,358	3,324	20	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050	1,700	(5)	543	538	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	12/11/2050	91,100	18	45,082	45,100	218	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	365	427	0	(4)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	3,600	326	289	615	0	(7)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	9,900	139	1,148	1,287	0	(8)

$(1,871)	$66,515	$64,644	$422	$(188)

Total Swap Agreements	$(1,781)	$66,555	$64,774	$422	$(188)

Cash of $7,770 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2025.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

AZD	10/2025	CAD	729	$524	$0	$0
10/2025	EUR	22,131	25,813	0	(171)
11/2025	$524	CAD	728	0	0
BOA	10/2025	EUR	1,182	$1,385	0	(3)
11/2025	$203	EUR	172	0	0
BRC	10/2025	176	TRY	7,588	4	0
11/2025	587	25,556	8	0
BSH	12/2025	PEN	1,108	$311	0	(7)
CBK	10/2025	BRL	2,533	476	0	0
10/2025	HKD	16,162	2,079	1	0
10/2025	$458	BRL	2,533	18	0
10/2025	421	EUR	360	1	0
FAR	12/2025	166	MXN	3,136	4	0
GLM	11/2025	DOP	6,941	$115	5	0
03/2026	$1,177	DOP	76,569	25	0
JPM	10/2025	527	CAD	728	0	(4)
MBC	10/2025	EUR	994	$1,167	1	0
NGF	12/2025	$581	TRY	25,481	2	0
SCX	10/2025	2,641	GBP	1,974	15	0
11/2025	GBP	1,974	$2,641	0	(14)
SOG	10/2025	BRL	2,540	476	0	(1)
10/2025	$478	BRL	2,540	0	0
10/2025	28,364	EUR	24,119	0	(47)
11/2025	EUR	24,119	$28,421	47	0
12/2025	$476	BRL	2,576	1	0
SSB	10/2025	GBP	1,974	$2,661	6	0

Total Forward Foreign Currency Contracts	$138	$(247)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	—◆	$1,500	$0	$90	$90	$0

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	2.159	400	(78)	64	0	(14)

Total Swap Agreements	$(78)	$154	$90	$(14)

(n)

Securities with an aggregate market value of $303 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2025.

◆	Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2025

Investments in Securities, at Value
Loan Participations and Assignments	$0	$80,555	$35,394	$115,949
Corporate Bonds & Notes
Banking & Finance	0	27,878	1,174	29,052
Industrials	0	51,045	16,403	67,448
Utilities	0	22,356	0	22,356
Convertible Bonds & Notes
Industrials	0	1,550	0	1,550
Municipal Bonds & Notes
Michigan	0	1,018	0	1,018
West Virginia	0	2,047	0	2,047
U.S. Government Agencies	0	4,410	2,440	6,850
Non-Agency Mortgage-Backed Securities	0	35,404	0	35,404
Asset-Backed Securities
Automobile Sequential	0	0	5,057	5,057
Home Equity Other	0	7,339	0	7,339
Home Equity Sequential	0	616	0	616
Whole Loan Collateral	0	3,444	0	3,444
Other ABS	0	7,069	9,399	16,468
Sovereign Issues	0	7,632	0	7,632
Common Stocks
Communication Services	1,252	0	1,475	2,727
Consumer Discretionary	0	0	9	9
Financials	103	4,634	1,833	6,570
Health Care	0	0	12,416	12,416
Industrials	0	0	7,105	7,105
Warrants
Financials	0	0	356	356
Preferred Securities
Banking & Finance	0	1,717	2,081	3,798
Industrials	0	1,043	1,588	2,631
Real Estate Investment Trusts
Real Estate	1,495	0	0	1,495
Short-Term Instruments
Mutual Funds	0	221	0	221
U.S. Treasury Bills	0	341	0	341

$2,850	$260,319	$96,730	$359,899
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,767	$0	$0	$22,767

Total Investments	$25,617	$260,319	$96,730	$382,666

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	422	0	422
Over the counter	0	138	90	228

$0	$560	$90	$650
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(188)	0	(188)
Over the counter	0	(261)	0	(261)

$0	$(449)	$0	$(449)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Total Financial Derivative Instruments				$0			$111	$90	$201

Totals				$25,617			$260,430	$96,820	$382,867

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2025:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$22,933	$773	$(2,455)	$24	$0	$(541)	$14,660	$0	$35,394	$(519)
Corporate Bonds & Notes
Banking & Finance	0	1,170	0	0	0	4	0	0	1,174	4
Industrials	9,761	5,803	0	5	0	834	0	0	16,403	835
U.S. Government Agencies	2,393	0	(11)	3	4	51	0	0	2,440	52
Asset-Backed Securities
Automobile Sequential	5,082	0	(28)	0	0	3	0	0	5,057	4
Other ABS	9,416	0	0	2	(585)	566	0	0	9,399	50
Common Stocks
Communication Services	5,407	0	(4,806)	0	2,554	(1,680)	0	0	1,475	1,400
Consumer Discretionary	9	0	0	0	0	0	0	0	9	0
Financials	3,930	1,989	(3,952)	0	0	(33)	0	(101)	1,833	(4,079)
Health Care	12,416	0	0	0	0	0	0	0	12,416	0
Industrials	6,137	0	0	0	0	968	0	0	7,105	968
Warrants
Communication Services	1,060	0	(956)	0	253	(357)	0	0	0	0
Financials	1	387	(4)	0	(2,265)	2,237	0	0	356	(30)
Preferred Securities
Banking & Finance	0	2,081	0	0	0	0	0	0	2,081	0
Industrials	1,532	0	0	0	0	56	0	0	1,588	56

	$80,077	$12,203	$(12,212)	$34	$(39)	$2,108	$14,660	$(101)	$96,730	$(1,259)
Financial Derivative Instruments- Assets
Over the counter	$89	$0	$0	$0	$0	$1	$0	$0	$90	$1

Totals	$80,166	$12,203	$(12,212)	$34	$(39)	$2,109	$14,660	$(101)	$96,820	$(1,258)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$7,643	Comparable Companies			EBITDA Multiple		X	16.290	—
		6,343	Discounted Cash Flow			Discount Rate			6.818 - 50.000	9.660
		3,897	Indicative Market Quotation			Broker Quote			72.500 - 101.750	94.961
		694	Recent Transaction			Purchase Price			99.000 - 100.000	99.144
		16,817	Third Party Vendor			Broker Quote			40.500 - 100.500	96.872
Corporate Bonds & Notes
Banking & Finance		1,174	Recent Transaction			Purchase Price			100.000	—
Industrials		10,328	Comparable Companies/Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.970/10.000	—
		525	Indicative Market Quotation			Broker Quote			62.500 - 71.000	65.945
		5,550	Recent Transaction			Purchase Price			100.000	—
U.S. Government Agencies		2,440	Discounted Cash Flow			Discount Rate			11.331	—
Asset-Backed Securities
Automobile Sequential		5,057	Discounted Cash Flow			Discount Rate			10.420	—
Other ABS		8,899	Discounted Cash Flow			Discount Rate			9.640-20.000	11.322
		500	Recent Transaction			Purchase Price			100	—
Common Stocks
Communication Services		1,353	Discounted Cash Flow			Discount Rate			7.930	—
		122	Reference Instrument			Stock Price w/Liquidity Discount			12.000	—
Consumer Discretionary		9	Comparable Companies/Discounted Cash Flow			Revenue Multiple/Discount Rate		X/ %	0.500/20.750	—
Financials		1,833	Reference instrument			Stock Price w/Liquidity Discount			8.150	—
Health Care		12,416	Comparable Companies			EBITDA Multiple		X	16.290	—

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Industrials	6,233	Comparable Companies/Discounted Cash Flow	Revenue Multiple/Discount Rate	X/ %	0.970/10.000	—
	872	Indicative Market Quotation	Broker Quote		$0.375 - 21.667	20.213
Warrants
Financials	356	Option Pricing Model	Volatility		62.500	—
Preferred Securities
Banking & Finance	2,081	Recent Transaction	Purchase Price		$1,000.000	—
Industrials	149	Comparable Companies	EBITDA Multiple	X	12.250/10.750	—
	1,439	Discounted Cash Flow	Discount Rate		13.622	—
Financial Derivative Instruments- Assets
Over the counter	90	Indicative Market Quotation	Broker Quote		6.009	—

Total	$96,820

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (”ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Fund may transact.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Notes to Financial Statements (Cont.)

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$42,187	$45,168	$(64,600)	$20	$(8)	$22,767	$471	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co. LLC.
BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
CDC	Natixis Securities Americas LLC	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol
CAD	Canadian Dollar	HKD	Hong Kong Dollar	TRY	Turkish New Lira
DOP	Dominican Peso	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
BISTREFI	Turkish Lira Overnight Reference Rate	EUR006M	6 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index	TSFR1M	Term SOFR 1-Month
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	TSFR3M	Term SOFR 3-Month

Other Abbreviations:
ABS	Asset-Backed Security	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company